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                                                                  EXHIBIT 10.1.1



                                   JOINDER TO
                           SECOND AMENDED AND RESTATED
                        REGISTRATION RIGHTS AGREEMENT OF
                               MDMI HOLDINGS, INC.



         By execution of this Joinder the undersigned hereby agrees to be bound by all of the provisions of the Second Amended and Restated Registration Rights Agreement of MDMI Holdings, Inc., a copy of which is attached hereto.

         IN WITNESS WHEREOF, this Joinder has been duly executed effective as of [SEE ITEM 1 ANNEX A]

                                                     [SEE ITEM 2 ANNEX A]



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                                     ANNEX A
     [JOINDER TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

         The foregoing form of Joinder was entered into by twenty Shareholders. The information omitted from the foregoing form of Joinder with respect to such Shareholders, which are designated below as parties A through T, respectively, is set forth below:

ITEM 1

Party A:          May 31, 2000
Party B:          May 31, 2000
Party C:          June 1, 2000
Party D:          May 31, 2000
Party E:          May 31, 2000
Party F:          May 31, 2000
Party G:          May 31, 2000
Party H:          May 31, 2000
Party I:          May 31, 2000
Party J:          May 31, 2000
Party K:          May 31, 2000
Party L:          May 31, 2000
Party M:          May 31, 2000
Party N:          May 31, 2000
Party O:          May 31, 2000
Party P:          May 31, 2000
Party Q:          May 31, 2000
Party R:          May 31, 2000
Party S:          May 31, 2000
Party T:          May 31, 2000


ITEM 2

Party A:          By:   /s/ BRUCE LINDSAY
                  Name: Bruce Lindsay

Party B:          By:   /s/ IRA BRIND
                  Name: Ira Brind

Party C:          By:   /s/ DONALD BOTHNER
                  Name: Donald Bothner

Party D:          DLJ ESC II, L.P.
                  By:   DLJ LBO PLANS MANAGEMENT CORPORATION, as general partner
                        By:    /s/ IVY DODES
                        Name:  Ivy Dodes
                        Title: Vice President


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Party E:          DLJ INVESTMENT PARTNERS, L.P.
                  By:    DLJ INVESTMENT PARTNERS, INC., as managing general
                         partner
                         By:    /s/ IVY DODES
                         Name:  Ivy Dodes
                         Title: Vice President

Party F:          DLJ INVESTMENT PARTNERS II, L.P.
                  By: DLJ INVESTMENT PARTNERS II, INC., as managing general partner
                         By:    /s/ IVY DODES
                         Name:  Ivy Dodes
                         Title: Vice President

Party G:          DLJ INVESTMENT FUNDING II, INC.
                  By:    /s/ IVY DODES
                  Name:  Ivy Dodes
                  Title: Vice President

Party H:          AIG PRIVATE EQUITY (BERMUDA) LTD.
                  By:    /s/ L.M. MURPHY
                  Name:  L.M. Murphy
                  Title: Vice President and Secretary

Party I:          BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                  By:    /s/ DAVID PINKERTON
                  Name:  David Pinkerton
                  Title: Vice President

Party J:          RELIASTAR FINANCIAL CORP.
                  By:    /s/ MARK S. JORDAHL
                  Name:  Mark S. Jordahl
                  Title: Senior Vice President

Party K:          DB CAPITAL INVESTORS, LP
                  By:    /s/ CHARLES AYERS
                  Name:  Charles Ayers
                  Title: Managing Director

Party L:          THE PHOENIX INSURANCE COMPANY
                  By:    /s/ STEVEN HARTT
                  Name:  Steven Hartt
                  Title: Investment Officer

Party M:          THE TRAVELERS INDEMNITY COMPANY
                  By:    /s/ STEVEN HARTT
                  Name:  Steven Hartt
                  Title: Investment Officer

Party N:          CMS DIVERSIFIED PARTNERS, L.P., a Delaware limited partnership
                  By:    CMS/DP Associates, L.P., a Delaware limited partnership
                         By:  MSPS/DP, Inc., a Delaware corporation
                              By:  /s/ INGRID R. WELCH
                                   Its:  VP

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           By: CMS 1995 Investment Partners, L.P., a Delaware limited partnership
               By:  CMS 1995, Inc., a Delaware corporation
                    By:  /s/ INGRID R. WELCH

Party O:   CMS CO-INVESTMENT SUBPARTNERSHIP, a Delaware general partnership
           By: CMS Co-Investment Partners, L.P., a Delaware limited partnership
               By: CMS/Co-Investment Associates, L.P., a Delaware limited partnership
                    By:  MSPS/Co-Investment, Inc., a Delaware corporation
                         By:  /s/ INGRID R. WELCH
                              Its:     VP
               By: CMS 1997 Investment Partners, L.P., a Delaware limited partnership
                    By:  CMS 1997, Inc., a Delaware corporation
                         By:  /s/ INGRID R. WELCH
                              Its:     VP
           By: CMS Co-Investment Partners I-Q, L.P. a Delaware limited partnership
               By: CMS/Co-Investment Associates, L.P., a Delaware limited partnership
                    By:  MSPS/Co-Investments, Inc., a Delaware corporation
                         By:  /s/ INGRID R. WELCH
                              Its:     VP
               By: CMS 1997 Investment Partners, L.P. a Delaware limited partnership
                    By:  CMS 1997, Inc., a Delaware corporation
                         By:  /s/ INGRID R. WELCH
                              Its:     VP

Party P:   CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP, a Delaware general partnership
           By: CMS Private Equity Partners XIV, L.P., a Delaware limited partnership
               By:  CMS PEP XIV Associates, L.P., a Delaware limited partnership
                    By:  MSPS PEP XIV, Inc., a Delaware corporation
                         By:  /s/ INGRID R. WELCH
                              Its:     VP
               By: CMS 1999 Investment Partners, L.P., a Delaware limited partnership
                    By:  CMS 1999, Inc. a Delaware corporation
                         By:  /s/ INGRID R. WELCH
                              Its:     VP
           By: CMS Private Equity Partners XIV-Q, L.P., a Delaware limited partnership

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               By:  CMS PEP XIV Associates, L.P., a Delaware limited partnership
                    By:  MSPS PEP XIV, Inc., a Delaware corporation
                         By:  /s/ INGRID R. WELCH
                              Its:     VP
                    By: CMS 1999 Investment Partners, L.P., a Delaware limited partnership
                         By:  CMS 1999, Inc. a Delaware corporation
                              By:  /s/ INGRID R. WELCH
                                   Its:     VP

Party Q:   BANCBOSTON INVESTMENTS, INC.
           By:      /s/ THERESA. A NIBI
           Name:    Theresa A. Nibi
           Title:   Director

Party R:   INFRASTRUCTURE AND ENVIRONMENTAL PRIVATE EQUITY FUND III, L.P.
           By:      Infrastructure and Environmental Private Equity Management,
                    L.L.C., its General Partner
           By:      First Analysis IEPEF Management Company III, LLC, A Member
           By:      First Analysis Corporation, A Member
           By:      /s/ BRET R. MAXWELL
                    Bret R. Maxwell, Vice Chairman

Party S: ENVIRONMENTAL & INFORMATION TECHNOLOGY PRIVATE EQUITY FUND III, a civil partnership with limitation of liability established under the laws of the Federal Republic of Germany
           By:      Infrastructure and Environmental Private Equity Management,
                    L.L.C., its General Partner
           By:      First Analysis IEPEF Management Company III, LLC, A Member
           By:      First Analysis Corporation, A Member
           By:      /s/ BRET R. MAXWELL
                    Bret R. Maxwell, Vice Chairman

Party T:   KLEINWORT BENSON HOLDINGS INC.
           By:      /s/ JONATHAN S. WALKER             FRANK HARTE
           Name:    Jonathan S. Walker                 Frank Harte
           Title:   Senior Vice President & Director   Senior Vice President and
                                                       CFO